EXHIBIT 10.1 EXECUTION VERSION

TUTOR PERINI CORPORATION

$300,000,000

7⅝% SENIOR NOTES DUE 2018

PURCHASE AGREEMENT

October 15, 2010

DEUTSCHE BANK SECURITIES INC.

as Representative of the several

Initial Purchasers named in Schedule 1 hereto.

c/o Deutsche Bank Securities Inc.

60 Wall Street

New York, New York  10005

Ladies and Gentlemen:

Tutor Perini Corporation, a Massachusetts corporation (the “Company”), and the Company’s subsidiaries listed on Schedule 2 hereto (the “Guarantors”), hereby confirm their agreement with the several initial purchasers named in Schedule 1 hereto (the “Initial Purchasers”) for whom you are acting as representative (the “Representative”), as set forth below.

Section 1. The Securities.  Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the Initial Purchasers $300,000,000 aggregate principal amount of its 7⅝% Senior Notes due 2018 (the “Notes”).  The Notes are to be issued under an indenture (the “Indenture”) to be dated as of October 15, 2010 by and among the Company, the Guarantors and Wilmington Trust FSB, as Trustee (the “Trustee”).

The payment of principal, premium, if any, and interest on the Notes will be fully and unconditionally guaranteed (the “Guarantees” and, together with the Notes, the “Securities”) on a senior unsecured basis, jointly and severally, by the Guarantors.

The Securities will be offered and sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the “Act”), in reliance on exemptions therefrom.

In connection with the sale of the Securities, the Company and the Guarantors have prepared a preliminary offering memorandum dated October 6, 2010 (the “Preliminary Memorandum”) setting forth or including a description of the terms of the securities and the terms of the offering of the Securities.  As used herein, “Pricing Disclosure Package” shall mean the Preliminary Memorandum, as supplemented or amended by the written communications listed on Annex A hereto in the most recent form that has been prepared and delivered by the Company and the Guarantors to the Initial Purchasers in connection with their solicita-

                                                                                                 tion of offers to purchase Securities at or prior to the time when sales of the Securities were first made (the “Time of Execution”).   Promptly after the Time of Execution and in any event no later than the second Business Day following the Time of Execution, the Company and the Guarantors will prepare and deliver to each Initial Purchaser a final offering memorandum dated the date hereof (the “Final Memorandum”), which will consist of the Preliminary Memorandum with such changes therein as are required to reflect the information contained in the amendments or supplements listed on Annex A hereto.  The Company and the Guarantors hereby confirm that they have authorized the use of the Pricing Disclosure Package, the Final Memorandum and the Recorded Road Show (defined below) in connection with the offer and sale of the Securities by the Initial Purchasers.

The Initial Purchasers and their direct and indirect transferees of the Securities will be entitled to the benefits of the Registration Rights Agreement, substantially in the form attached hereto as Exhibit A (the “Registration Rights Agreement”), pursuant to which the Company and the Guarantors have agreed, among other things, to file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”) registering the Securities or the Exchange Securities (as defined in the Registration Rights Agreement) under the Act.

On or prior to the Closing Date, the Company will enter into an amendment (the “Amendment”) to amend the Company’s existing senior secured revolving credit facility with Bank of America, N.A., as Administrative Agent, and the lenders party thereto, as described in the Pricing Disclosure Package.

Section 2. Representations and Warranties.  As of the Time of Execution and at the Closing Date, the Company and the Guarantors jointly and severally represent and warrant to and agree with each of the Initial Purchasers as follows (references in this Section 2 to the “Offering Memorandum” are to (i) the Pricing Disclosure Package in the case of representations and warranties made as of the Time of Execution and (ii) both the Pricing Disclosure Package and the Final Memorandum in the case of representations and warranties made at the Closing Date):

(a) The Preliminary Memorandum, on the date thereof, did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.  At the Time of Execution, the Pricing Disclosure Package does not, and on the Closing Date (as defined in Section 3 below), will not, and the Final Memorandum as of its date and on the Closing Date will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the Company or the Guarantors makes any representation or warranty as to the information contained in or omitted from the Pricing Disclosure Package and Final Memorandum, in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Initial Purchasers through Deutsche Bank Securities Inc. specifically for inclusion therein.  Neither the Company nor any of the Guarantors has distributed or referred to and will not distribute or refer to any “written communications” (as defined in Rule 405 of the Act) that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Company, the Guarantors, or their agents and representatives (other than a communication referred to in clauses (i), (ii), (iii) and (iv) below) an “Issuer Written Communication”) other than the (i) Pricing Disclosure Package, (ii) the Final Memorandum (iii) the recorded electronic road show made available to investors (the “Recorded Road Show”) and (iv) any other written communication approved in writing in advance by the Representative; provided, however, that none of the Company or the Guarantors makes any representation or warranty as to the information contained in or omitted from the Pricing Disclosure Package and Final Memorandum, in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Initial Purchasers through Deutsche Bank Securities Inc. specifically for inclusion therein.  Any information in an Issuer Written Communication that is not otherwise included in the Pricing Disclosure Package and the Final Memorandum does not conflict with the Pricing Disclosure Package or the Final Memorandum and, each Issuer Written Communication, when taken together with the Pricing Disclosure Package does not at the Time of Execution and when taken together with the Final Memorandum at the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b) The Company has the authorized, issued and outstanding capitalization as set forth in the Offering Memorandum under the heading “Capitalization” in the “Actual” column; all of the subsidiaries of the Company are listed in Schedule 2 attached hereto (each, a “Subsidiary” and collectively, the “Subsidiaries”); all of the outstanding shares of capital stock of the Company and the Subsidiaries have been and as of the Closing Date will be, duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights; all of the outstanding shares of capital stock of the Company and of each of the Subsidiaries will be free and clear of all liens, encumbrances, equities and claims (except for such liens, encumbrances, equities and claims as set forth in the Offering Memorandum) or restrictions on transferability (other than those imposed by the Act and the securities or “Blue Sky” laws of certain jurisdictions) or voting.  Except as set forth in the Offering Memorandum, there are no (i) options, warrants or other rights to purchase, (ii) agreements or other obligations to issue or (iii) other rights to convert any obligation into, or exchange any securities for, shares of capital stock of or ownership interests in the Company or any of the Subsidiaries outstanding.  Except for the Subsidiaries or as disclosed in the Offering Memorandum, the Company does not own, directly or indirectly, any shares of capital stock or any other equity or long-term debt securities or have any equity interest in any firm, partnership, joint venture or other entity.

(c) Each of the Company and the Subsidiaries is duly incorporated, validly existing and in good standing under the laws of its respective jurisdiction of incorporation and has all requisite corporate power and authority to own its properties and conduct its business as now conducted and as described in the Offering Memorandum; each of the Company and the Subsidiaries is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified or be in good standing would not, individually or in the aggregate, be reasonably expected to have a material adverse effect on the management, business, condition (financial or otherwise), business prospects or results of operations of the Company and the Subsidiaries, taken as a whole, or on the performance by the Company and the Guarantors of their obligations under the Securities and the  Guarantees (any such event, a “Material Adverse Effect”).

(d) The Company has all requisite corporate power and authority to execute, deliver and perform each of its obligations under the Notes and the Exchange Notes.  The Notes, when issued, will be in the form contemplated by the Indenture.  The Notes and the Exchange Notes have each been duly and validly authorized by the Company and, when executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture and, in the case of the Notes, when delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will constitute valid and legally binding obligations of the Company, entitled to the benefits of the Indenture, and enforceable against the Company in  accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought (collectively, the “Enforceability Exceptions”).

(e) Each Guarantor has all requisite power and authority to execute, deliver and perform each of its obligations under the Guarantees.  The Guarantees will be in the form contemplated by the Indenture.  The Guarantees have been duly and validly authorized by each Guarantor and, when the Guarantees are executed by each Guarantor and the Notes are duly executed and authenticated by the Trustee, issued and delivered in accordance with the provisions of the Indenture and paid for as provided herein and when the Indenture has been duly executed and delivered, will constitute valid and legally binding obligations of each Guarantor, entitled to the benefits of the Indenture and enforceable against each Guarantor in accordance with their terms, subject to the Enforceability Exceptions.

(f) The Company and each Guarantor has all requisite corporate power and authority to execute, deliver and perform its obligations under the Indenture.  As of the Closing Date, the Indenture meets the requirements for qualification under the Trust

                                                                                                                                                                                                                                                                                                                                                            Indenture Act of 1939, as amended (the “TIA”).  The Indenture has been duly and validly authorized by the Company and each Guarantor and, when executed and delivered by the Company and each Guarantor (assuming the due authorization, execution and delivery by the Trustee), will constitute a valid and legally binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, except that the enforcement thereof may be subject to the Enforceability Exceptions.

(g) The Company and each Guarantor has all requisite corporate power and authority to execute, deliver and perform its obligations under the Registration Rights Agreement.  The Registration Rights Agreement has been duly and validly authorized by the Company and each Guarantor and, when executed and delivered by the Company and each Guarantor (assuming the due authorization, execution and delivery by the Initial Purchasers), will constitute a valid and legally binding agreement of the Company and each Guarantor enforceable against the Company and each Guarantor in accordance with its terms, subject to the Enforceability Exceptions.

(h) The Company and each Guarantor has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.  This Agreement and the consummation by the Company and the Guarantors of the transactions contemplated hereby have been duly and validly authorized by the Company and each Guarantor.  This Agreement has been duly and validly executed and delivered by the Company and each Guarantor.

(i) No consent, approval, authorization or order of any court or governmental agency or body, or third party is required for the issuance and sale by the Company and the Guarantors of the Securities to the Initial Purchasers or the consummation by the Company and the Guarantors of the other transactions contemplated hereby, except such as have been obtained and such as may be required under state securities or “Blue Sky” laws in connection with the purchase and resale of the Securities by the Initial Purchasers.  None of the Company or the Subsidiaries is (i) in violation of its certificate of incorporation or bylaws (or similar organizational document), (ii) in violation of any statute, judgment, decree, order, rule or regulation applicable to any of them or any of their respective properties or assets, except for any such breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect, or (iii) in default under (nor has any event occurred that, with notice or passage of time or both, would constitute a default under) or in violation of any of the terms or provisions of any indenture, mortgage, deed of trust, loan agreement, note, lease, contract or other agreement or instrument to which any of them is a party or to which any of them or their respective properties or assets is subject (collectively, “Contracts”), except for any such breach, default, violation or event that would not, individually or in the aggregate, have a Material Adverse Effect.

(j) The execution, delivery and performance by the Company and each Guarantor of this Agreement, the Indenture and the Registration Rights Agreement and the consummation by the Company and the Guarantors of the transactions contemplated hereby and thereby (including, without limitation, the issuance and sale of the Securities to the Initial Purchasers) will not conflict with or constitute or result in a breach of or a default under (or an event that with notice or passage of time or both would constitute a default under) or violation of any of (i) the terms or provisions of any Contract, except for any such conflict, breach, violation, default or event that would not, individually or in the aggregate, have a Material Adverse Effect, (ii) the certificate of incorporation or bylaws (or similar organizational document) of the Company or any of the Subsidiaries or (iii) (assuming compliance with all applicable state securities or “Blue Sky” laws and assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 8 hereof) any statute, judgment, decree, order, rule or regulation applicable to the Company or any of the Subsidiaries or any of their respective properties or assets, except for any such conflict, breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(k) The audited consolidated financial statements and the related notes thereto of the Company and the Subsidiaries included in the Offering Memorandum present fairly in all material respects the financial position, results of operations and cash flows of the Company and the Subsidiaries at the dates and for the periods to which they relate and have been prepared in accordance with U.S. generally accepted accounting principles applied on a consistent basis, except as otherwise stated therein.  The summary and selected financial and statistical data in the Offering Memorandum present fairly in all material respects the information shown therein and have been prepared, derived and compiled on a basis consistent with the audited consolidated financial statements included therein, except as otherwise stated therein.  Deloitte & Touche, LLP (the “Independent Accountants”) is an independent registered public accounting firm within the meaning of the Act and the rules and regulations promulgated thereunder.

(l) There is not pending or, to the knowledge of the Company or any Guarantor, threatened any action, suit, proceeding, inquiry or investigation to which the Company or any of the Subsidiaries is a party, or to which the property or assets of the Company or any of the Subsidiaries are subject, before or brought by any court, arbitrator or governmental agency or body that, if determined adversely to the Company or any of the Subsidiaries, would, individually or in the aggregate, have a Material Adverse Effect or that seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Securities to be sold hereunder or the consummation of the other transactions described in the Offering Memorandum.

(m) Each of the Company and the Subsidiaries possesses all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all of the appropriate federal, state, local and other governmental authorities, all of the appropriate self-regulatory organizations and all courts and other tribunals, presently required or necessary to own or lease, as the case may be, and to operate its respective properties and to carry on its respective businesses as set forth in the Offering Memorandum (“Permits”), except where the failure to possess or obtain such Permits would not, individually or in the aggregate, have a Material Adverse Effect; each of the Company and the Subsidiaries has fulfilled and performed all of its obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit; and none of the Company or the Subsidiaries has received any notice of any proceeding relating to revocation or modification of any such Permit, except as described in the Offering Memorandum and except where such revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect.

(n) Since the date of the most recent financial statements appearing in the Offering Memorandum, except as described therein, (i) none of the Company or the Subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into or agreed to enter into any transactions or contracts (written or oral) not in the ordinary course of business, which liabilities, obligations, transactions or contracts would, individually or in the aggregate, be material to the management, business, condition (financial or otherwise), business prospects or results of operations of the Company and its Subsidiaries, taken as a whole, (ii) none of the Company or the Subsidiaries has purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock (other than with respect to any of such Subsidiaries, the purchase of, or dividend or distribution on, capital stock owned by the Company) and (iii) there shall not have been any material change in the capital stock or long-term indebtedness of the Company or the Subsidiaries.

(o) Each of the Company and the Subsidiaries has filed all necessary federal, state and foreign tax returns or has requested and have received extensions thereof, except where the failure to so file such returns would not, individually or in the aggregate, have a Material Adverse Effect, and has paid all taxes shown as due thereon; and other than tax deficiencies that the Company or any Subsidiary is contesting in good faith and for which the Company or such Subsidiary has provided adequate reserves, there is no tax deficiency that has been asserted against the Company or any of the Subsidiaries that would have, individually or in the aggregate, a Material Adverse Effect.

(p) The statistical and market-related data included in the Offering Memorandum are based on or derived from sources that the Company and the Subsidiaries believe to be reliable and accurate.

(q) None of the Company, the Subsidiaries or any agent acting on their behalf has taken or will take any action that might cause this Agreement or the sale of the Securities to violate Regulation T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect, or as the same may hereafter be in effect, on the Closing Date.

(r) Each of the Company and the Subsidiaries has good and marketable title to all real property and good title to all personal property described in the Offering Memorandum as being owned by it and good and marketable title to a leasehold estate in the real and personal property described in the Offering Memorandum as being leased by it free and clear of all liens, charges, encumbrances or restrictions, except as described in the Offering Memorandum or to the extent the failure to have such title or the existence of such liens, charges, encumbrances or restrictions would not, individually or in the aggregate, have a Material Adverse Effect.  All leases, contracts and agreements to which the Company or any of the Subsidiaries is a party or by which any of them is bound are valid and enforceable against the Company or such Subsidiary, and are valid and enforceable against the other party or parties thereto and are in full force and effect with only such exceptions as would not, individually or in the aggregate, have a Material Adverse Effect.  The Company and the Subsidiaries own or possess adequate licenses or other rights to use all material patents, trademarks, service marks, trade names, copyrights and know-how necessary to conduct the businesses operated by them as described in the Offering Memorandum, and none of the Company or the Subsidiaries has received any notice of infringement of or conflict with (or knows of any such infringement of or conflict with) asserted rights of others with respect to any material patents, trademarks, service marks, trade names, copyrights or know-how that, if such assertion of infringement or conflict were sustained, would have a Material Adverse Effect.

(s) There are no legal or governmental proceedings involving or affecting the Company or any Subsidiary or any of their respective properties or assets that would be required to be described in a prospectus pursuant to the Act that are not described in the Offering Memorandum, nor are there any material contracts or other documents that would be required to be described in a prospectus pursuant to the Act that are not described in the Offering Memorandum.

(t) Except as would not, individually or in the aggregate, have a Material Adverse Effect (A) each of the Company and the Subsidiaries is in compliance with, and has not received any notice of any liability under, applicable Environmental Laws (as defined below), (B) each of the Company and the Subsidiaries has made all filings and provided all notices required under any applicable Environmental Law, and has and is in compliance with all Permits required under any applicable Environmental Laws and each of them is in full force and effect, (C) there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter or request for information pending or, to the knowledge of the Company or any of the Subsidiaries, threatened against the

                                                                                                                                                                     Company or any of the Subsidiaries under any Environmental Law, (D) no lien, charge, encumbrance or restriction has been recorded under any Environmental Law with respect to any assets, facility or property owned, operated, leased or controlled by the Company or any of the Subsidiaries, (E) none of the Company or the Subsidiaries has received notice that it has been identified as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (“CERCLA”), or any comparable state law and (F) no property or facility of the Company or any of the Subsidiaries is (i) listed or, to the knowledge of the Company or any of its Subsidiaries, proposed for listing on the National Priorities List under CERCLA or is (ii) listed in the Comprehensive Environmental Response, Compensation, Liability Information System List promulgated pursuant to CERCLA, or on any comparable list maintained by any state or local governmental authority.

For purposes of this Agreement, “Environmental Laws” means the common law and all applicable federal, state and local laws or regulations, codes, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder, in each case relating to pollution or protection of public or employee health and safety or the environment, including, without limitation, those laws relating to (i) emissions, discharges, releases or threatened releases of hazardous materials into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), (ii) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of hazardous materials, and (iii) underground and above ground storage tanks and related piping, and emissions, discharges, releases or threatened releases therefrom.

(u) There is no strike, labor dispute or work stoppage with the employees of the Company or any of the Subsidiaries that is pending or, to the knowledge of the Company or any of the Subsidiaries, threatened.

(v) Each of the Company and the Subsidiaries carries insurance in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties.

(w) None of the Company or the Subsidiaries has any material liability for any prohibited transaction or funding deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), to which the Company or any of the Subsidiaries makes or ever has made a contribution and in which any employee of the Company or of any Subsidiary is or has ever been a participant.  With respect to such plans, the Company and each Subsidiary is in compliance in all material respects with all applicable provisions of ERISA.

(x) Each of the Company and the Subsidiaries (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls that provide reasonable assurance that (A) transactions are executed in accordance with management’s authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management’s authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

(y) None of the Company or the Subsidiaries will be, after giving effect to the offer and sale of the Securities and the application of the proceeds thereof as described in the Offering Memorandum, an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

(z) The Securities, the Indenture and the Registration Rights Agreement will conform in all material respects to the descriptions thereof in the Offering Memorandum.

(aa) No holder of securities of the Company or any Subsidiary will be entitled to have such securities registered under the registration statements required to be filed by the Company pursuant to the Registration Rights Agreement other than as expressly permitted thereby.

(bb) Immediately after the consummation of the transactions contemplated by this Agreement, the fair value and present fair saleable value of the assets of each of the Company and the Subsidiaries (each on a consolidated basis) will exceed the sum of its stated liabilities and identified contingent liabilities; none of the Company or the Subsidiaries (each on a consolidated basis) is, nor will any of the Company or the Subsidiaries (each on a consolidated basis) be, after giving effect to the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, (a) left with unreasonably small capital with which to carry on its business as it is proposed to be conducted, (b) unable to pay its debts (contingent or otherwise) as they mature or (c) otherwise insolvent.

(cc) None of the Company, the Subsidiaries or any of their respective Affiliates (as defined in Rule 501(b) of Regulation D under the Act) has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any “security” (as defined in the Act) that is or could be integrated with the sale of the Securities in a manner that would require the registration under the Act of the Securities or (ii) engaged in any form of “general solicitation” or “general advertising” (as those terms are used in Regulation D under the Act) in connection with the offering of the Securities or in any manner involving a “public offering” within the meaning of Section 4(2) of the Act.  Assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 8 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers in the manner contemplated by this Agreement to register any of the Securities under the Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

(dd) No securities of the Company or any Subsidiary are of the same class (within the meaning of Rule 144A under the Act) as the Securities and listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealer quotation system.

(ee) None of the Company or the Subsidiaries has taken, nor will any of them take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Notes.

(ff) None of the Company, the Subsidiaries, any of their respective Affiliates or any person acting on its or their behalf (other than the Initial Purchasers) has engaged in any “directed selling efforts” (as that term is defined in Regulation S under the Act (“Regulation S”)) with respect to the Securities; the Company, the Subsidiaries and their respective Affiliates and any person acting on its or their behalf (other than the Initial Purchasers) have complied with the offering restrictions requirement of Regulation S.

(gg) Neither the Company nor any of its Subsidiaries nor, to the best knowledge of the Company and each of the Guarantors, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its Subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(hh) The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(ii) None of the Company, any of its Subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the

                                                                                                                            Company will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

Section 3. Purchase, Sale and Delivery of the Notes.  On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Initial Purchasers, and the Initial Purchasers, acting severally and not jointly, agree to purchase the Securities in the respective amounts set forth on Schedule 1 hereto from the Company at 98.25% of their principal amount plus accrued interest, if any, from October 20, 2010 to the Closing Date.  One or more certificates in definitive form or global form for the Securities that the Initial Purchasers have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Representative requests upon notice to the Company at least 36 hours prior to the Closing Date, shall be delivered by or on behalf of the Company and the Guarantors to the Representative, against payment by or on behalf of the Initial Purchasers of the purchase price therefor by wire transfer (same day funds), to such account or accounts as the Company shall specify prior to the Closing Date, or by such means as the parties hereto shall agree prior to the Closing Date.  Such delivery of and payment for the Securities shall be made at the offices of Cahill Gordon & Reindel LLP, 80 Pine Street, New York, New York at 10:00 A.M., New York time, on October 20, 2010, or at such other place, time or date as the Representative, on the one hand, and the Company, on the other hand, may agree upon, such time and date of delivery against payment being herein referred to as the “Closing Date.”  The Company and the Guarantors will make such certificate or certificates for the Securities available for checking and packaging by the Representative at the offices of Deutsche Bank Securities Inc. in New York, New York, or at such other place as Deutsche Bank Securities Inc. may designate, at least 24 hours prior to the Closing Date.

Section 4. Offering by the Initial Purchasers.

(a)           The Initial Purchasers propose to make an offering of the Securities at the price and upon the terms set forth in the Pricing Disclosure Package and the Final Memorandum as soon as practicable after this Agreement is entered into and as in the judgment of the Initial Purchasers is advisable.

(b)           Each Initial Purchaser hereby represents and agrees that it has not used and will not use, authorize use of, refer to, or participate in the planning for use of, any written communication that constitutes an offer to sell or the solicitation of an offer to buy the Securities other than (i) the Pricing Disclosure Package and the Offering Memorandum; (ii) a written communication that contains no “issuer information” (as defined in Rule 433(h)(2) under the Act) that was not included in the Pricing Disclosure Package or the Offering Memorandum; (iii) any written communication listed on Annex A or prepared pursuant to Section 5(c) below (including any electronic road show); (iv) any written communication prepared by such Initial Purchaser and approved by the Company in advance in writing; or (iv) any written communication relating to or that contains the terms of the Securities and/or other information that was included in the Pricing Disclosure Package or the Offering Memorandum.

Section 5. Covenants of the Company and the Guarantors.  The Company and the Guarantors jointly and severally covenant and agree with each of the Initial Purchasers as follows:

(a) Until the later of (i) the completion of the distribution of the Securities by the Initial Purchasers and (ii) the Closing Date, the Company will not amend or supplement the Pricing Disclosure Package and the Final Memorandum or otherwise distribute or refer to any “written communication” (as defined under Rule 405 of the Act) that constitutes an offer to sell or a solicitation of an offer to buy the Securities (other than the Pricing Disclosure Package, the Recorded Road Show and the Final Memorandum) unless the Initial Purchasers shall previously have been advised and furnished a copy for a reasonable period of time prior to the proposed amendment, supplement and as to which the Initial Purchasers shall have given their consent.  The Company will promptly, upon the reasonable request of the Initial Purchasers or counsel for the Initial Purchasers, make any amendments or supplements to the Pricing Disclosure Package and the Final Memorandum that may be necessary or advisable in connection with the resale of the Securities by the Initial Purchasers.

(b) The Company and the Guarantors will cooperate with the Initial Purchasers in arranging for the qualification of the Securities for offering and sale under the securities or “Blue Sky” laws of which jurisdictions as the Initial Purchasers may designate and will continue such qualifications in effect for as long as may be necessary to complete the resale of the Securities and the Guarantees; provided, however, that in connection therewith, none of the Company and the Guarantors shall be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

(c) (1) If, at any time prior to the completion of the sale by the Initial Purchasers of the Securities, any event occurs or information becomes known as a result of which the Pricing Disclosure Package and the Final Memorandum as then amended or supplemented would include any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Pricing Disclosure Package and the Final Memorandum to comply with applicable law, the Company will promptly notify the Initial Purchasers thereof and will prepare, at the expense of the Company, an amendment or supplement to the Pricing Disclosure Package and the Final Memorandum that corrects such statement or omission or effects such compliance and (2) if at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Pricing Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or any Issuer Written Communication would conflict with the Pricing Disclosure Package as then amended or supplemented, or (ii) it is necessary to amend or supplement any of the Pricing Disclosure Package so that any of the Pricing Disclosure Package or any Issuer Written Communication will comply with law, the Company will immediately notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (a) above, furnish to the Initial Purchasers such amendments or supplements to any of the Pricing Disclosure Package or any Issuer Written Communication (it being understood that any such amendments or supplements may take the form of an amended or supplemented Final Memorandum) as may be necessary so that the statements in any of the Pricing Disclosure Package as so amended or supplemented will not, in light of the circumstances under which they were made, be misleading or so that any Issuer Written Communication will not conflict with the Pricing Disclosure Package or so that the Pricing Disclosure Package or any Issuer Written Communication as so amended or supplemented will comply with law.

(d) The Company will, without charge, provide to the Initial Purchasers and to counsel for the Initial Purchasers as many copies of the Pricing Disclosure Package, any Issuer Written Communication and the Final Memorandum or any amendment or supplement thereto as the Representative may reasonably request.

(e) The Company will apply the net proceeds from the sale of the Notes as set forth under “Use of Proceeds” in the Pricing Disclosure Package and the Final Memorandum.

(f) For so long as any of the Securities remain outstanding, the Company will furnish to the Initial Purchasers copies of all reports and other communications (financial or otherwise) furnished by the Company to the Trustee or to the holders of the Securities and, as soon as available, copies of any reports or financial statements furnished to or filed by the Company with the Commission or any national securities exchange on which any class of securities of the Company may be listed.

(g) Prior to the Closing Date, the Company will furnish to the Initial Purchasers, as soon as they have been prepared, a copy of any unaudited interim financial statements of the Company for any period subsequent to the period covered  by the most recent financial statements appearing in the Pricing Disclosure Package and the Final Memorandum, if any.

(h) None of the Company and the Guarantors or any of their Affiliates will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the Act) that could be integrated with the sale of the Securities in a manner which would require the registration under the Act of the Securities.

(i) The Company and the Guarantors will not, and will not permit any of the Subsidiaries or their respective Affiliates or persons acting on their behalf to, engage in any form of “general solicitation” or “general advertising” (as those terms are used in Regulation D under the Act) in connection with the offering of the Securities or in any manner involving a “public offering” within the meaning of Section 4(2) of the Act.

(j) For so long as any of the Securities remain outstanding, the Company will make available at its expense, upon request, to any holder of such Securities and any prospective purchasers thereof the information specified in Rule 144A(d)(4) under the Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.

(k) The Company will use commercially reasonable efforts to permit the Securities to be eligible for clearance and settlement through The Depository Trust Company.

(l) During the period beginning on the date hereof and continuing to the date that is 30 days after the Closing Date, without the prior written consent of the Representative, the Company and the Guarantors will not offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of any of the Company and the Guarantors (or guaranteed by any of the Company and the Guarantors) that are substantially similar to the Securities.

(m) In connection with Securities offered and sold in an “off-shore transaction” (as defined in Regulation S) the Company and the Guarantors will not register any transfer of such Securities not made in accordance with the provisions of Regulation S and will not, except in accordance with the provisions of Regulation S, if applicable, issue any such Securities (including any related Guarantees) in the form of definitive securities.

(n) None of the Company and the Guarantors or any of their Affiliates will engage in any “directed selling efforts” (as that term is defined in Regulation S) with respect to the Securities.

(o) For a period of one year (calculated in accordance with paragraph (d) of Rule 144 under the Act) following the date any Securities are acquired by the Company and the Guarantors or any of their Affiliates, none of the Company and the Guarantors or any of their Affiliates will sell any such Securities.

Section 6. Expenses.  The Company and the Guarantors jointly and severally agree to pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 hereof, including all costs and expenses incident to (i) the printing, word processing or other production of documents with respect to the transactions contemplated hereby, including any costs of printing the Pricing Disclosure Package and the Final Memorandum and any amendment or supplement thereto, and any “Blue Sky” memoranda, (ii) all reasonable arrangements relating to the delivery to the Initial Purchasers of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company and the Guarantors, (iv) the qualification of the Securities under state securities and “Blue Sky” laws, including filing fees and reasonable fees and disbursements of counsel for the Initial Purchasers relating thereto, (v) expenses incurred by the Company and the Guarantors in connection with the “roadshow” (including 50% of the cost of any chartered airplane) and any other meetings with prospective investors in the Securities, (vi) fees and expenses of the Trustee, including reasonable fees and expenses of counsel, and (vii) any fees charged by investment rating agencies for the rating of the Securities.  If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 7 hereof is not satisfied, because this Agreement is terminated or because of any failure, refusal or inability on the part of the Company or the Guarantors to perform all obligations and satisfy all conditions on their part to be performed or satisfied hereunder (other than solely by reason of a default by the Initial Purchasers of their obligations hereunder after all conditions hereunder have been satisfied in accordance herewith), the Company and the Guarantors agree to promptly reimburse the Initial Purchasers upon demand for all out-of-pocket expenses (including fees, disbursements and charges of Cahill Gordon & Reindel LLP, counsel for the Initial Purchasers) that shall have been reasonably incurred by the Initial Purchasers in connection with the proposed purchase and sale of the Securities.

Section 7. Conditions of the Initial Purchasers’ Obligations.  The obligation of the Initial Purchasers to purchase and pay for the Securities shall, in their sole discretion, be subject to the satisfaction or waiver of the following conditions on or prior to the Closing Date:

(a) On the Closing Date, the Initial Purchasers shall have received the opinion and negative assurance letter, dated as of the Closing Date and addressed to the Initial Purchasers, of (i) Kirkland & Ellis LLP, counsel for the Company, in form and substance satisfactory to counsel for the Initial Purchasers, a form of which is attached as Exhibit B and (ii) Wilmer Cutler Pickering Hale and Door LLP, counsel for the Company, in form and substance satisfactory to counsel for the Initial Purchasers.

(b) On the Closing Date, the Initial Purchasers shall have received the opinion, in form and substance satisfactory to the Initial Purchasers, dated as of the Closing Date and addressed to the Initial Purchasers, of Cahill Gordon & Reindel LLP, counsel for the Initial Purchasers, with respect to certain legal matters relating to this Agreement and such other related matters as the Initial Purchasers may reasonably require.  In rendering such opinion, Cahill Gordon & Reindel LLP shall have received and may rely upon such certificates and other documents and information as it may reasonably request to pass upon such matters.

(c) On the date hereof, the Initial Purchasers shall have received from the Independent Accountants a comfort letter dated the date hereof, in form and substance satisfactory to counsel for the Initial Purchasers with respect to the audited and any unaudited financial information in the Pricing Disclosure Package.  On the Closing Date, the Initial Purchasers shall have received from the Independent Accountants a comfort letter dated the Closing Date, in form and substance satisfactory to counsel for the Initial Purchasers, which shall refer to the comfort letter dated the date hereof and reaffirm or update as of a more recent date, the information stated in the comfort letter dated the date hereof and similarly address the audited and any unaudited financial information in the Final Memorandum.

(d) The representations and warranties of the Company and the Guarantors contained in this Agreement shall be true and correct on and as of the Time of Execution and on and as of the Closing Date as if made on and as of the Closing Date; the statements of the Company’s and the Guarantor’s officers made pursuant to any certificate delivered in accordance with the provisions hereof shall be true and correct on and as of the date made and on and as of the Closing Date; the Company and the Guarantors shall have performed all covenants and agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date; and, except as described in the Pricing Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), subsequent to the date of the most recent financial statements in such Pricing Disclosure Package and the Final Memorandum, there shall have been no event or development, and no information shall have become known, that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect.

(e) The sale of the Securities hereunder shall not be enjoined (temporarily or permanently) on the Closing Date.

(f) Subsequent to the date of the most recent financial statements in the Pricing Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), none of the Company or any of the Subsidiaries shall have sustained any loss or interference with respect to its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute, slow down or work stoppage or from any legal or governmental proceeding, order or decree, which loss or interference, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect.

(g) The Representative shall have received a certificate of the Company and each Guarantor, dated the Closing Date, signed on behalf of the Company or such Guarantor by its (i) Chairman of the Board, President or any Senior Vice President or executive officer performing similar functions with respect to such Guarantor and (ii) the Chief Financial Officer or executive officer performing similar functions with respect to such Guarantor, to the effect that:

(i) the representations and warranties of the Company or such Guarantor contained in this Agreement are true and correct on and as of the Time of Execution and on and as of the Closing Date, and the Company or such Guarantor has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

(ii) at the Closing Date, since the date hereof or since the date of the most recent financial statements in the Pricing Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), no event or development has occurred, and no information has become known to the Company or such Guarantor, that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect; and

(iii) the sale of the Securities hereunder has not been enjoined (temporarily or permanently).

(h) On the Closing Date, the Initial Purchasers shall have received the Registration Rights Agreement and the Indenture executed by the Company, the Guarantors and the Trustee, and such agreement shall be in full force and effect.

(i) On or before the Closing Date, the Company shall have entered into the Amendment.

(j) On or before the Closing Date, the Initial Purchasers and counsel for the Initial Purchasers shall have received such further documents, opinions, certificates, letters and schedules or instruments relating to the business, corporate, legal and financial affairs of the Company and the Subsidiaries as they shall have heretofore reasonably requested from the Company.

All such documents, opinions, certificates, letters, schedules or instruments delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Representative and counsel for the Initial Purchasers.  The Company and the Guarantors shall furnish to the Representative such conformed copies of such documents, opinions, certificates, letters, schedules and instruments in such quantities as the Representative shall reasonably request.

Section 8. Offering of Notes; Restrictions on Transfer.

(a)           Each of the Initial Purchasers agrees with the Company and the Guarantors (as to itself only) that (i) it is a qualified institutional buyer within the meaning of Rule 144A under the Act (a “QIB”) and an accredited investor within the meaning of Rule 501(a) under the Act; (ii) it has not and will not solicit offers for, or offer or sell, the Securities by any form of “general solicitation” or “general advertising” (as those terms are used in Regulation D under the Act) or in any manner involving a “public offering” within the meaning of

                                                                                                Section 4(2) of the Act; and (ii) it has and will solicit offers for the Securities only from, and will offer the Securities only to (A) in the case of offers inside the United States, persons whom the Initial Purchasers reasonably believe to be QIBs or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to the Initial Purchasers that each such account is a QIB, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, and, in each case, in transactions under Rule 144A and (B) in the case of offers outside the United States, to persons other than U.S. persons (“non-U.S. purchasers,” which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for non-U.S. beneficial owners (other than an estate or trust)); provided, however, that, in the case of this clause (B), in purchasing such Securities such persons are deemed to have represented and agreed as provided under the caption “Transfer Restrictions” contained in the Pricing Disclosure Package and the Final Memorandum.

(b)           Each of the Initial Purchasers represents and warrants (as to itself only) with respect to offers and sales outside the United States that (i) it has and will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Securities or has in its possession or distributes any Pricing Disclosure Package or Final Memorandum or any such other material, in all cases at its own expense; (ii) the Securities have not been and will not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act; and (iii) it has offered the Securities and will offer and sell the Securities (A) as part of its distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of Regulation S and, accordingly, neither it nor any persons acting on its behalf have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities, and any such persons have complied and will comply with the offering restrictions requirement of Regulation S.

(c)           Each Initial Purchaser, severally and not jointly represents and warrants and agrees with the Company and the Guarantors that:

(i) in relation to each Member State (each, a “Relevant Member State”) of the European Economic Area that has implemented Directive 2003/71/EC (including any relevant implementing measure in each Relevant Member State, the “Prospectus Directive”), with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”), it has not made and will not make an offer of Securities to the public (as such expression is defined in Section 17) in that Relevant Member State prior to the publication of a prospectus in relation to the Securities that has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of Securities to the public in that Relevant Member State at any time: (A) to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities; (B) to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts; or (C) in any other circumstances which do not require the publication by the Company of a prospectus pursuant to Article 3 of the Prospectus Directive;

(ii) it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act of 2000 (the “FSMA”)) received by it in connection with the issue or sale of the Securities in circumstances in which Section 21(1) of the FSMA does not apply to the Company;

(iii) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom; and

(iv) it has not, directly or indirectly, offered or sold and will not, directly or indirectly, offer or sell in the Netherlands any Securities with a denomination of less than €50,000 (or its other currency equivalent) other than to persons who trade or invest in securities in the conduct of a profession or business (which includes banks, stockbrokers, insurance companies, pension funds, other institutional investors and finance companies and treasury departments of large enterprises) unless one of the other exemptions from or exceptions to the prohibition contained in article 3 of the Dutch Securities Transactions Supervision Act 1995 (Wet toezicht effectenverkeer 1995) is applicable and the conditions attached to such exemption or exception are complied with.

Terms used in this Section 8 and not defined in this Agreement have the meanings given to them in Regulation S.

Section 9. Indemnification and Contribution.

(a)           The Company and the Guarantors jointly and severally agree to indemnify and hold harmless each Initial Purchaser, its affiliates, directors, officers and employees, and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which any Initial Purchaser, affiliate, director, officer, employee or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the following:

(i) any untrue statement or alleged untrue statement of any material fact contained in the Pricing Disclosure Package, any Issuer Written Communication or Final Memorandum or any amendment or supplement thereto; or

(ii) the omission or alleged omission to state, in the Pricing Disclosure Package, any Issuer Written Communication or the Final Memorandum or any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading;

and will reimburse, as incurred, the Initial Purchasers and each such affiliate, director, officer or employee and each such controlling person for any legal or other expenses reasonably incurred by the Initial Purchasers and each such affiliate, director, officer, or employee or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, the Company and the Guarantors will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Pricing Disclosure Package, any Issuer Written Communication or Final Memorandum or any amendment or supplement thereto in reliance upon and in conformity with written information concerning the Initial Purchasers furnished to the Company and the Guarantors by the Initial Purchasers through the Representative specifically for use therein.  The indemnity provided for in this Section 9 will be in addition to any liability that the Company and the Guarantors may otherwise have to the indemnified parties.  The Company shall not be liable under this Section 9 for any settlement of any claim or action effected without its prior written consent, which shall not be unreasonably withheld.

(b)           Each Initial Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Company and the Guarantors, their respective directors, officers and each person, if any, who controls the Company or any Guarantor within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company or any Guarantor or any such director, officer or controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Pricing Disclosure Package, any Issuer Written Communication or Final Memorandum or any amendment or supplement thereto, or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Pricing Disclosure Package, any Issuer Written Communication or Final Memorandum or any amendment or supplement thereto, or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Initial Purchaser, furnished to the Company by the Initial Purchasers through the Representative specifically for use therein; and subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses incurred by the Company or any Guarantor or any such director, officer or controlling person in connection with investi-

                                                                                                              gating or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action in respect thereof.  The indemnity provided for in this Section 9 will be in addition to any liability that the Initial Purchasers may otherwise have to the indemnified parties.  The Initial Purchasers shall not be liable under this Section 9 for any settlement of any claim or action effected without their consent, which shall not be unreasonably withheld.

(c)           Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section 9, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party of the commencement thereof in writing; but the omission to so notify the indemnifying party (i) will not relieve it from any liability under paragraph (a) or (b) above unless and to the extent such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraphs (a) and (b) above.  In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt by the indemnifying party of notice of the institution of such action, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties.  After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Initial Purchasers in the case of paragraph (a) of this Section 9 or the Company and the Guarantors in the case of paragraph (b) of this Section 9, representing the indemnified parties under such paragraph (a) or paragraph (b), as the case may be, who are par-

                                                                                                                    ties to such action or actions) or (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party.  All fees and expenses reimbursed pursuant to this paragraph (c) shall be reimbursed as they are incurred.  After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld), unless such indemnified party waived in writing its rights under this Section 9, in which case the indemnified party may effect such a settlement without such consent.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party, or indemnity could have been sought hereunder by any indemnified party, unless such settlement (A) includes an unconditional written release of the indemnified party, in form and substance reasonably satisfactory to the indemnified party, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any indemnified party.

(d)           In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 9 is unavailable to, or insufficient to hold harmless, an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof).  The relative benefits received by the Company and the Guarantors on the one hand and any Initial Purchaser on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company and the Guarantors bear to the total discounts and commissions received by such Initial Purchaser.  The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by any of the Company and the Guarantors on the one hand, or such Initial Purchaser on the other, the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission, and any other equitable considerations appropriate in the circumstances.  The Company, the Guarantors and the Initial Purchasers agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d).  Notwithstanding any other provision of this paragraph (d), no Initial Purchaser shall be obligated to make contributions hereunder that in the aggregate exceed the total discounts, com-

                                                                                                          missions and other compensation received by such Initial Purchaser under this Agreement, less the aggregate amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  For purposes of this paragraph (d), each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Initial Purchasers, and each director of the Company or any Guarantor, each officer of the Company or any Guarantor and each person, if any, who controls the Company or any Guarantor within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company and the Guarantors.

Section 10. Survival Clause.  The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company and the Guarantors, their respective officers and the Initial Purchasers set forth in this Agreement or made by or on behalf of them pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company or any Guarantor, any of their respective officers or directors, the Initial Purchasers or any controlling person referred to in Section 9 hereof and (ii) delivery of and payment for the Securities.  The respective agreements, covenants, indemnities and other statements set forth in Sections 6, 9, 10, and 15 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

Section 11. Termination.

(a)           This Agreement may be terminated in the sole discretion of the Initial Purchasers by notice to the Company given prior to the Closing Date in the event that the Company and the Guarantors shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Closing Date,

(i) trading in securities of the Company or in securities generally on the New York Stock Exchange or the NASDAQ National Market shall have been suspended or materially limited or minimum or maximum prices shall have been established on any such exchange or market;

(ii) a banking moratorium shall have been declared by New York or United States authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States;

(iii) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, or (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or any other national or international calamity or emergency, or (C) any material change in the financial markets of the United States which, in the case of (A), (B) or (C) above and in the sole judgment of the Representative, makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities as contemplated by the Pricing Disclosure Package and the Final Memorandum; or

(iv) any securities of the Company shall have been downgraded  by any nationally recognized statistical rating organization or any such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its ratings of any securities of the Company (other than an announcement with positive implications of a possible upgrading).

(b)           Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as provided in Section 10 hereof.

Section 12. Information Supplied by the Initial Purchasers.  The statements set forth in (i) the last paragraph on the front cover page (as such paragraph is supplemented by Annex A) and (ii) the last two sentences of the third paragraph, the second sentence in the seventh paragraph and the eight paragraph under the heading “Private Placement” in the Preliminary Memorandum and the Final Memorandum (to the extent such statements relate to the Initial Purchasers) constitute the only information furnished by the Initial Purchasers to the Company and the Guarantors for the purposes of Sections 2(a) and 9 hereof.

Section 13. Default by One or More of the Initial Purchasers.  If one or more of the Initial Purchasers shall fail on the Closing Date to purchase the Notes which it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Initial Purchasers, or any other Initial Purchasers, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

(a) if the number of Defaulted Securities does not exceed 10% of the aggregate principal amount of the Notes to be purchased hereunder, each of the non-defaulting Initial Purchasers shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Initial Purchasers, or

(b) if the number of Defaulted Securities exceeds 10% of the aggregate principal amount of the Notes to be purchased hereunder, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser or the Company, except as provided in Section 10 hereof.

No action taken pursuant to this Section shall relieve any defaulting Initial Purchaser from liability in respect of its default.

In the event of any such default which does not result in a termination of this Agreement, either the Representative or the Company shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Pricing Disclosure Package and the Final Memorandum or in any other documents or arrangements.  As used herein, the term “Initial Purchaser” includes any person substituted for an Initial Purchaser under this Section.

Section 14. Notices.  All communications hereunder shall be in writing and, if sent to the Initial Purchasers, shall be mailed or delivered to (i) Deutsche Bank Securities Inc., 60 Wall Street, New York, New York 10005, Attention:  Corporate Finance Department; if sent to the Company, shall be mailed or delivered to the Company at Tutor Perini Corporation, 15901 Olden Street, Sylmar,  California 91342, Attention:  Chief Financial Officer; with a copy to Kirkland & Ellis LLP, 601 Lexington Avenue, New York, New York 10022, Attention:  Christian O. Nagler.

All such notices and communications shall be deemed to have been duly given:  when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; and one business day after being timely delivered to a next-day air courier.

Section 15. Successors.  This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company, the Guarantors and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company and the Guarantors contained in Section 9 of this Agreement shall also be for the benefit of any person or persons who control the Initial Purchasers within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Initial Purchasers contained in Section 9 of this Agreement shall also be for the benefit of the directors of the Company and the Guarantors, their respective officers and any person or persons who control the Company or any Guarantor within the meaning of Section 15 of the Act or Section 20 of the Exchange Act.  No purchaser of Securities from the Initial Purchasers will be deemed a successor because of such purchase.

Section 16. APPLICABLE LAW.  THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY THEREIN, WITHOUT

                                                                                          GIVING EFFECT TO ANY PROVISIONS THEREOF RELATING TO CONFLICTS OF LAW.

Section 17. No Advisory or Fiduciary Responsibility.  The Company and the Guarantors acknowledge and agree that (i) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other, (ii) in connection therewith and with the process leading to such transaction each Initial Purchaser is acting solely as a principal and not the agent or fiduciary of the Company or any Guarantor, (iii) no Initial Purchaser has assumed an advisory or fiduciary responsibility in favor of the Company or any Guarantor with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Initial Purchaser has advised or is currently advising the Company or any Guarantor on other matters) or any other obligation to the Company or any Guarantor except the obligations expressly set forth in this Agreement and (iv) the Company and each Guarantor has consulted its own legal and financial advisors to the extent it deemed appropriate.  The Company and each Guarantor agrees that it will not claim that any Initial Purchaser has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or any Guarantor, in connection with such transaction or the process leading thereto.

Section 18. Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 19. Miscellaneous.

(a)           This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

(b)           No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(c)           The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

(d)           The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof.  If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

[Signatures on following page]

If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company, the Guarantors and the Initial Purchasers.

Very truly yours,

TUTOR PERINI CORPORATION

By:	/s/Robert Band

Name:	Robert Band

Title:	President

PERINI BUILDING COMPANY, INC.

By:	/s/Robert Band

Name:	Robert Band

Title:	Executive Vice President

PERINI ENVIRONMENTAL SERVICES, INC.

INTERNATIONAL CONSTRUCTION MANAGEMENT SERVICES, INC.

PERINI MANAGEMENT SERVICES, INC.

BOW EQUIPMENT LEASING COMPANY, INC.

R.E. DAILEY & CO.

PERINI LAND AND DEVELOPMENT COMPANY, INC.

PARAMOUNT DEVELOPMENT ASSOCIATES, INC.

PERCON CONSTRUCTORS, INC.

PERLAND CONSTRUCTION, INC.

By:	/s/Robert Band

Name:	Robert Band

Title:	President

Signature Page to Purchase Agreement

TUTOR-SALIBA LLC

TUTOR-SALIBA CORPORATION

By:	/s/John D. Barrett

Name:	John D. Barrett

Title:	Senior Vice President

POWERCO ELECTRIC CORP.

TUTOR HOLDINGS, LLC

TUTOR PACIFIC CONSTRUCTION, LLC

TUTOR MICRONESIA CONSTRUCTION, LLC

G.W. MURPHY CONSTRUCTION COMPANY, INC.

E.E. BLACK, LIMITED

BLACK CONSTRUCTION INVESTMENTS, INC.

By:	/s/John D. Barrett

Name:	John D. Barrett

Title:	Vice President

Signature Page to Purchase Agreement

JAMES A. CUMMINGS, INC.

By:	/s/William Derrer

Name:	William Derrer

Title:	President and Chief Executive Officer

Signature Page to Purchase Agreement

CHERRY HILL CONSTRUCTION, INC.

By:	/s/James Laing

Name:	James Laing

Title:	President

Signature Page to Purchase Agreement

RUDOLPH AND SLETTEN, INC.

By:	/s/Martin B. Sisemore

Name:	Martin B. Sisemore

Title:	President and Chief Executive Officer

Signature Page to Purchase Agreement

DESERT PLUMBING & HEATING CO., INC.

By:	/s/Derrick I. Hodson

Name:	Derrick I. Hodson

Title:	President

Signature Page to Purchase Agreement

TPC AGGREGATES, LLC

By:	/s/James A. Frost

Name:	James A. Frost

Title:	Executive Vice President

Signature Page to Purchase Agreement

DANIEL J. KEATING CONSTRUCTION COMPANY, LLC

By:	/s/Daniel J. Keating, III

Name:	Daniel J. Keating, III

Title:	Chief Executive Officer

1

The foregoing Agreement is hereby confirmed

and accepted as of the date first above written.

DEUTSCHE BANK SECURITIES INC.

By:	_____________________________

Name:

Title:

By:	_____________________________

Name:

Title:

S-2

SCHEDULE 2

Subsidiaries of the Company

Name	Jurisdiction of Incorporation
PERINI BUILDING COMPANY, INC.	Arizona
PERINI ENVIRONMENTAL SERVICES, INC.	Delaware
INTERNATIONAL CONSTRUCTION MANAGEMENT SERVICES, INC.	Delaware
PERINI MANAGEMENT SERVICES, INC.	Massachusetts
BOW EQUIPMENT LEASING COMPANY, INC.	New Hampshire
R.E. DAILEY & CO.	Michigan
PERINI LAND AND DEVELOPMENT COMPANY INC.	Massachusetts
PARAMOUNT DEVELOPMENT ASSOCIATES, INC.	Massachusetts
PERCON CONSTRUCTORS, INC.	Delaware
PERLAND CONSTRUCTION, INC.	West Virginia
JAMES A. CUMMINGS, INC.	Florida
CHERRY HILL CONSTRUCTION, INC.	Maryland
RUDOLPH AND SLETTEN, INC.	California
TUTOR-SALIBA LLC	California
TUTOR-SALIBA , f/k/a Tutor-Saliba Builders	California
POWERCO ELECTRIC CORP.	California
TUTOR HOLDINGS, LLC	Delaware
TUTOR PACIFIC CONSTRUCTION, LLC	Delaware
TUTOR MICRONESIA CONSTRUCTION, LLC	Delaware
G.W. MURPHY CONSTRUCTION COMPANY, INC.	Hawaii
E.E. BLACK, LIMITED	Hawaii
DESERT PLUMBING & HEATING CO., INC.	Nevada
BLACK CONSTRUCTION INVESTMENTS, INC.	Nevada
TPC AGGREGATES, LLC	Nevada
DANIEL J. KEATING CONSTRUCTION COMPANY, LLC	Delaware

ANNEX A

[See attached]

EXHIBIT A
Form of Registration Rights Agreement

[See attached]